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                                                                   Exhibit 10.10
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                               Amendment No. 3 to
                     the International Operating Agreement
                                    Between
    General Electric Capital Corporation and Certain of its Subsidiaries and
                                 Affiliates and
NACCO Materials Handling Group, Inc. and Certain of its Subsidiaries and
                        Affiliates Dated April 15, 1998
              as amended on October 21, 1998 and December 31, 1999

     WHEREAS, General Electric Capital Corporation ("GECC") and NACCO Materials Handling Group, Inc ("NMHG") each have determined that it is in their best interest to make certain amendments to the above-captioned Agreement, as amended (the "Agreement").

     NOW, THEREFORE, in consideration of the above premises and mutual covenants contained hereinbelow, the parties hereto hereby agree that as of May 1, 2000, the Agreement is hereby amended as follows:
-
     1. Section 1.17 shall be deleted in its entirety and the following substituted in its stead:

1.17 "WHOLESALE ACCOUNT" shall mean and include any loan or other extension of credit, now or hereafter, by a GE Capital Company to either: (i) any non-U.S. Dealer (whether or not owned by any of the NMHG Group or any of their respective affiliates or subsidiaries), or (ii) any of the NMHG Group or any of their respective affiliates or subsidiaries whether secured by Equipment (whether or not such Equipment is purchased directly from the proceeds of any such loan or other extension of credit or is kept as inventory for sale or as part of the respective party's rental fleet) or any other collateral.

     This Amendment shall become fully effective as of its execution by both GECC and NMHG. Except as modified hereby, the terms and conditions of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment the day and year first above written.

GENERAL ELECTRIC CAPITAL             NACCO MATERIALS HANDLING
CORPORATION                          GROUP, INC.


By: /s/ Illegible                    By: /s/  Jeffrey C. Mattern
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Title: MGR. - Dealer Finance         Title: Treasurer
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